Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen Insured New York
Premium Income Municipal Fund, Inc.
33-46938
811-3319

A special meeting of shareholders was held in the offices of Nuveen Investments on June 30, 2008. The meeting was subsequently adjourned to July 28, 2008 and additionally adjourned to August 29, 2008,
September 30, 2008 and October 28, 2008.

Voting results are as follows:

<c>To approve the elimination of
the fundamental policy relating to
tax-exempt New York Municipal
Obligations covered by insurance.
<c>Common and MuniPreferred shares voting together as a class

<c>MuniPreferred shares voting together as a class
   For
              4,180,769
                               356
   Against
                 381,288
                                 76
   Abstain
                 184,236
                                 19
   Broker Non-Votes
              1,361,544
                            1,337
      Total
              6,107,837
                            1,788




<c>To approve the elimination of
the fundamental policy relating to
 Municipal Obligations not more
than 20% of Fund Assets.
<c>Common and MuniPreferred shares voting together as a class

<c>MuniPreferred shares voting together as a class
  For
              4,226,116
                               371
   Against
                 336,858
                                 72
   Abstain
                 183,319
                                   8
   Broker Non-Votes
              1,361,544
                            1,337
      Total
              6,107,837
                            1,788





<c>To approve the elimination of
the fundamental policy relating to
 Municipal Obligations covered
by Original Insurance, Secondary
 Market Insurance or Portfolio
 Insurance.
<c>Common and MuniPreferred shares voting together as a class

<c>MuniPreferred shares voting together as a class
   For
              4,178,749
                               367
   Against
                 386,900
                                 76
   Abstain
                 180,644
                                   8
   Broker Non-Votes
              1,361,544
                            1,337
      Total
              6,107,837
                            1,788





<c>To approve the elimination of
 the fundamental policy relating to
 collateralized obligations.
<c>Common and MuniPreferred shares voting together as a class

<c>MuniPreferred shares voting together as a class
   For
              4,181,890
                               356
   Against
                 371,982
                                 74
   Abstain
                 192,421
                                 21
   Broker Non-Votes
              1,361,544
                            1,337
      Total
              6,107,837
                            1,788





<c>To approve the elimination of
the fundamental policy relating to
 rated portfolio insurance.
<c>Common and MuniPreferred shares voting together as a class

<c>MuniPreferred shares voting together as a class
   For
              4,150,051
                               354
   Against
                 394,898
                                 76
   Abstain
                 201,344
                                 21
   Broker Non-Votes
              1,361,544
                            1,337
      Total
              6,107,837
                            1,788





<c>To approve the new
fundamental policy relating to
tax-exempt securities.
<c>Common and MuniPreferred shares voting together as a class

<c>MuniPreferred shares voting together as a class
   For
              4,250,498
                               371
   Against
                 321,705
                                 72
   Abstain
                 174,090
                                   8
   Broker Non-Votes
              1,361,544
                            1,337
      Total
              6,107,837
                            1,788

Proxy materials are herein incorporated by reference to the SEC filing on May 16, 2008, under Conformed Submission Type DEF 14A, accession number 0000950137-08- 007561.